UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2017

 SCYNEXIS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3610
Jersey City, New Jersey 07302-6548
(Address of principal executive offices, including zip code)

(201)-884-5485
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On March 2, 2017, SCYNEXIS, Inc. announced that the U.S. Food and Drug Administration (the “FDA”) informed SCYNEXIS to hold the initiation of any new clinical studies with SCYNEXIS' intravenous ("IV") formulation of SCY-078 until the FDA completes a review of all available pre-clinical and clinical data of the IV formulation of SCY-078. Ongoing and future clinical development using the oral formulation of SCY-078 are unaffected by this regulatory action. A meeting with the FDA to discuss these data and to agree on subsequent clinical studies with the IV formulation of SCY-078 is scheduled for the second quarter of 2017.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of SCYNEXIS, Inc., dated March 2, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.
Dated: March 2, 2017	By:	/s/ Eric Francois
Eric Francois
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of SCYNEXIS, Inc., dated March 2, 2017